UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

THE ESTÉE LAUDER COMPANIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! THE ESTÉE LAUDER COMPANIES INC. 2022 Annual Meeting Vote by November 17, 2022 11:59 PM ET You invested in THE ESTÉE LAUDER COMPANIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on November 18, 2022. Vote Virtually at the Meeting* November 18, 2022 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/EL2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D90404-P80084 Get informed before you vote View the Proxy Statement and the Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 4, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. THE ESTÉE LAUDER COMPANIES INC. 767 FIFTH AVENUE NEW YORK, NY 10153

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D90405-P80084 1. Election of six (6) Class II Directors Nominees: 1c. Richard D. Parsons 1a. Ronald S. Lauder 1d. Lynn Forester de Rothschild 1b. William P. Lauder 1e. Jennifer Tejada 1f. Richard F. Zannino 2. Ratification of appointment of PricewaterhouseCoopers LLP as independent auditors for the 2023 fiscal year. 3. Advisory vote to approve executive compensation. We also will transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting. For For For For For For For For